Supplemental Financial Information First Quarter 2020 investors.ironmountain.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This presentation contains certain forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and is subject to the safe-harbor created by such Act. Forward-looking statements include, but are not, limited to statements concerning our operations, economic performance, financial condition, goals, beliefs, future growth strategies, plans and current expectations, such as outlook for 2020, statements about: the expected impact of COVID-19 on our operations and financial conditions; the expected benefits, costs and actions related to Project Summit; planned 2020 capital expenditures, M&A and other investments; leverage; our dividend policy, and longer term capital allocation goals, and other goals. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. Although we believe that our forward looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. Important factors that could cause actual results to differ from expectations include the impact of COVID-19 on our operations, including: a decrease in revenue, particularly from our service operations as we and our customers have restricted movement and personal interaction to limit the spread of the virus and comply with regulations; risks to our business operations as a result of many employees working from home; a decrease is cash collections; our ability to meet our cash needs, raise capital and execute on our growth strategy; as well as our ability to meet our leverage and other covenants in our debt documents. Other risk factors include (i) our ability to remain qualified for taxation as a real estate investment trust for U.S. federal income tax purposes; (ii) the adoption of alternative technologies and shifts by our customers to storage of data through non-paper based technologies; (iii) changes in customer preferences and demand for our storage and information management services; (iv) the cost and our ability to comply with laws, regulations and customer demands relating to data security and privacy issues, as well as fire and safety standards; (v) our ability or inability to execute our strategic growth plan, expand internationally, complete acquisitions on satisfactory terms, and to integrate acquired companies efficiently; (vi) changes in the amount of our growth and recurring capital expenditures and our ability to raise capital and invest according to plan; (vii) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers' information or our internal records or IT systems and the impact of such incidents on our reputation and ability to compete; (viii) our ability to execute on Project Summit and the potential impacts of Project Summit on our ability to retain and recruit employees and execute on our strategy (ix) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services; (x) changes in the political and economic environments in the countries in which our international subsidiaries operate and changes in the global political climate; (xi) the impact of executing on our growth strategy through joint ventures; (xii) our ability to comply with our existing debt obligations and restrictions in our debt instruments or to obtain additional financing to meet our working capital needs; (xiii) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xiv) changes in the cost of our debt; (xv) the impact of alternative, more attractive investments on dividends; (xvi) the cost or potential liabilities associated with real estate necessary for our business; (xvii) the performance of business partners upon whom we depend for technical assistance or management expertise; (xiii) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xix) other risks described more fully in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our periodic reports or incorporated therein. You should not rely upon forward-looking statements except as statements of our present intentions and of our present expectations, which may or may not occur. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Reconciliation of Non-GAAP Measures: Throughout this presentation, Iron Mountain will discuss (1) Adjusted EBITDA, (2) Adjusted Earnings per Share (“Adjusted EPS”), (3) Funds from Operations (“FFO Nareit”), (4) FFO (Normalized) and (5) Adjusted Funds from Operations (“AFFO”). These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included later in this document (see Table of Contents). Investor Relations Contacts: Greer Aviv, 617-535-2887 Nathan McCurren, 617-535-2997 Senior Vice President, Investor Relations Director, Investor Relations greer.aviv@ironmountain.com nathan.mccurren@ironmountain.com investors.ironmountain.com 2

Table of Contents Section I - Company Profile 4 Section II - Financial Highlights and Outlook Financial and Operating Highlights 5 2020 Outlook 6 Organic Revenue Growth 7 Section III - Operational Metrics Worldwide Storage Volume 8 Quarterly and Year-to-Date Operating Performance 9 Section IV - Balance Sheets, Statements of Operations and Reconciliations Consolidated Balance Sheets 10 Consolidated Statements of Operations 11 Reconciliation of Income from Continuing Operations to Adjusted EBITDA & Reported Earnings per share to Adjusted Earnings per Share 12 Reconciliation of Net Income to FFO and AFFO 13 Reconciliation of Net Income to FFO and AFFO (Continued) 14 Reconciliation of Cash Flow from Operations to AFFO 15 Section V - Storage and Service Reconciliation Storage and Service Reconciliation 16 Storage Net Operating Income (NOI) and Service Business Detail 17 Section VI - Real Estate Metrics 18 Global Real Estate Portfolio and Lease Obligations Facility Lease Expirations Section VII - Data Center Customer and Portfolio Metrics Data Center Customer Lease Expiration and Leasing Activity Summary 19 Data Center Operating Portfolio and Development Activity 20 Section VIII - Capitalization and Debt Maturity Profile 22 Capitalization Debt Maturity Profile Section IX - Capital Expenditures and Acquisitions Capital Expenditures and Investments 23 Business and Customer Acquisitions 24 Section X - Appendix and Definitions 25 All figures except per share, megawatts (mw), kilowatts (kw), and facility counts in 000s unless noted All figures in reported dollars unless noted Figures may not foot due to rounding All figures for the quarter ended March 31, 2020 unless noted Unaudited investors.ironmountain.com 3

Section I - Company Profile Facts and Figures $4.3 Billion 225,000+ Annualized Revenue Customer Accounts 25,000+ ~1,480 Employees Facilities Worldwide 89 million+ ~720 million Pieces of Media Cubic Feet of Hardcopy Records Key Revenue Facts Diversification of Total Revenue and Gross Profit investors.ironmountain.com 4

IRON MOUNTAIN
Section II - Financial Highlights and Guidance

Financial Highlights

	Q1 2020	Q4 2019	Q3 2019	Q2 2019	Q1 2019
Storage Rental Revenue	$683,547	$675,507	$673,318	$669,288	$662,974
Service Revenue	$385,184	$404,083	$388,906	$397,619	$390,889
Total Revenues	**$1,068,731**	**$1,079,590**	**$1,062,224**	**$1,066,907**	**$1,053,863**
Income (Loss) from Continuing Operations	$64,892	$37,104	$108,284	$92,347	$30,476
Adjusted EBITDA	$363,077	$386,456	$375,701	$350,942	$324,506
Adjusted EBITDA Margin	34.0%	35.8%	35.4%	32.9%	30.8%
Net Income (Loss) Attributable to Iron Mountain Incorporated	$63,975	$37,700	$107,675	$92,441	$29,561
Reported EPS - fully Diluted from Continuing Operations	$0.22	$0.13	$0.37	$0.32	$0.10
Adjusted EPS	$0.27	$0.31	$0.32	$0.23	$0.17
FFO (Normalized)	$169,767	$187,168	$178,141	$154,609	$137,517
FFO (Normalized) per Share	$0.59	$0.65	$0.62	$0.54	$0.48
AFFO	$231,244	$228,033	$225,270	$209,624	$193,399
Dividend per Share	$0.62	$0.62	$0.61	$0.61	$0.61
Weighted Average Common Shares Outstanding - Diluted	288,359	288,082	287,691	287,481	287,492
Lease-Adjusted Leverage Ratio	**5.6x**	**5.7x**	**5.8x**	**5.8x**	**5.8x**

Operating Highlights

	Q1 2020	Q4 2019	Q3 2019	Q2 2019	Q1 2019
Organic Storage Rental Revenue Growth	3.0 %	2.5 %	3.0 %	2.4 %	2.0%
Organic Service Revenue Growth	(2.3)%	(0.7)%	(3.0)%	(2.0)%	1.8%
Total Volume - Storage	722,634	704,218	706,162	706,014	704,717
Storage Facility Capacity Utilization	84.1 %	81.6 %	82.1 %	85.3 %	85.0%
Records Management Retention Rate	93.5 %	93.6 %	93.5 %	93.6 %	93.4%
Storage Revenue / Sq. Ft	$7.61	$7.61	$7.58	$7.55	$7.55
Storage NOI / Sq. Ft	$6.12	$6.21	$6.19	$6.15	$6.01
Data Center:					
Leasable Megawatts	120.6	120.3	117.6	107.8	105.3
Leased % - Stabilized	91.7 %	90.0 %	90.2 %	90.8 %	89.7%
Leased % - Total	89.8 %	85.7 %	84.4 %	89.2 %	87.2%
Kilowatts Leased - New/Expansion	6,394	1,726	7,959	3,199	4,003
Churn	0.5 %	1.5 %	2.4 %	0.7 %	5.1%
Number of Facilities	14	14	14	13	13
Number of Markets	13	13	13	13	12

investors.ironmountain.com
5

IRON MOUNTAIN

Section II - Financial Highlights and Guidance

2020 Outlook ($ in millions)

In light of the uncertain operating environment, Iron Mountain has withdrawn its previously provided 2020 guidance, including for Revenue, Adjusted EBITDA, Adjusted EPS, and AFFO.

	Previous 2020 Outlook	Revised 2020 Outlook
Structural tax rate	18% - 20%	17% - 18%
Full-year weighted average shares outstanding	~288	~288
Recurring CapEx and Non-Real Estate Growth Investments	$140 - $160	$90 - $110
Real Estate Growth Investment and Innovation	$150 - $175	$90 - $115
Business acquisitions	~$150	~$130
Acquisitions of customer relationships and inducements	~$75	~$20
Data Center development CapEx (1)	~$200	~$275
Capital recycling proceeds	~$100	~$100
Project Summit restructuring charge	~$130	~$240
Project Summit Adjusted EBITDA benefit	$80	$150

(1) Assumes funding of Frankfurt data center development without third-party capital in 2020.

investors.ironmountain.com

6

Section II - Financial Highlights and Guidance Organic Revenue Growth Q1 2020 Reported Constant Currency Organic Growth (1) Revenue Mix Storage Rental 3.1% 4.9% 3.0% 64.0% Service (1.5)% 0.3% (2.3)% 36.0% Total Revenues 1.4% 3.2% 1.0% 100.0% (1) Constant Currency and excluding impact from business acquisitions and dispositions. investors.ironmountain.com 7

IRON MOUNTAIN
Section III - Operational Metrics

Worldwide Storage Volume


Cubic Feet
720,000
700,000
680,000
660,000
640,000
620,000
600,000
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Records Management
Data Protection
Adjacent Businesses
Consumer and Other

Worldwide Cubic Feet	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
Records Management	687,050	689,273	691,321	696,108	696,359	696,078	693,828	711,589
Data Protection	742	735	753	733	760	772	786	799
Adjacent Businesses	4,468	4,474	5,537	5,392	5,644	5,507	5,508	5,938
Consumer and Other	399	435	451	2,485	3,251	3,805	4,096	4,308
Total Storage Volume	**692,659**	**694,917**	**698,062**	**704,717**	**706,014**	**706,162**	**704,218**	**722,634**
Business Acquisitions during the quarter (1)	1,690	2,617	2,462	4,248	587	202	514	18,389

(1) Business acquisitions volume acquired during the quarter included in total volume.

investors.ironmountain.com
8

IRON MOUNTAIN
Section III - Operational Metrics

First Quarter 2020

	Q1 2020		Q1 2019		Reported	Constant Currency	Organic Growth (2)
Global RIM Business							
Storage Rental	$590,013		$575,773		2.5%	4.5%	2.1%
Service	366,406		370,110		(1.0)%	0.9%	(1.8)%
Total Revenues	$956,419		$945,883		1.1%	3.1%	0.6%
Adjusted EBITDA & Margin	**$391,972**	**41.0%**	**$365,836**	**38.7%**			
Global Data Center Business							
Data Center Revenue (1)	$67,357		$61,536		9.5%	9.9%	9.9%
Adjusted EBITDA & Margin	**$30,895**	**45.9%**	**$26,011**	**42.3%**			
Corporate and Other Business							
Storage Rental	$28,939		$27,483		5.3%	5.5%	8.1%
Service	16,016		18,961		(15.5)%	(14.8)%	(17.1)%
Total Revenues	$44,955		$46,444		(3.2)%	(2.8)%	(2.2)%
Adjusted EBITDA	**$(59,790)**		**$(67,341)**				
Total Consolidated							
Storage Rental	$683,547		$662,974		3.1%	4.9%	3.0%
Service	385,184		390,889		(1.5)%	0.3%	(2.3)%
Total Revenues	$1,068,731		$1,053,863		1.4%	3.2%	1.0%
Adjusted EBITDA & Margin	**$363,077**	**34.0%**	**$324,506**	**30.8%**			

(1) Includes Global Data Center service revenue of $2.8M and $1.8M in Q1 2020 and Q1 2019, respectively.
(2) Constant Currency and excluding impact from business acquisitions and dispositions.

investors.ironmountain.com
9

Section IV - Balance Sheets, Statements of Operations and Reconciliations Consolidated Balance Sheets 3/31/2020 12/31/2019 ASSETS Current Assets: Cash and Cash Equivalents $152,684 $193,555 Accounts Receivable, Net 831,507 850,701 Other Current Assets 214,865 192,083 Total Current Assets $1,199,056 $1,236,339 Property, Plant and Equipment: Property, Plant and Equipment $7,950,140 $8,048,906 Less: Accumulated Depreciation (3,429,048) (3,425,869) Property, Plant and Equipment, Net $4,521,092 $4,623,037 Other Assets, Net: Goodwill $4,372,503 $4,485,209 Customer Relationships, Customer Inducements and Data Center Lease-Based Intangibles 1,363,943 1,393,183 Operating Lease Right-of-use Assets 1,906,678 1,869,101 Other 203,064 209,947 Total Other Assets, Net $7,846,188 $7,957,440 Total Assets $13,566,336 $13,816,816 LIABILITIES AND EQUITY Current Liabilities: Current Portion of Long-term Debt $127,557 $389,013 Accounts Payable 321,160 324,708 Accrued Expenses and Other Current Liabilities 872,147 961,752 Deferred Revenue 260,399 274,036 Total Current Liabilities $1,581,263 $1,949,509 Long-term Debt, Net of Current Portion 8,708,017 8,275,566 Long-term Operating Lease Liabilities 1,760,478 1,728,686 Other Long-term Liabilities (1) 392,737 398,828 Total Long-term Liabilities $10,861,232 $10,403,080 Total Liabilities $12,442,495 $12,352,589 Equity Total Stockholders' Equity $1,123,675 $1,463,962 Noncontrolling Interests 166 265 Total Equity $1,123,841 $1,464,227 Total Liabilities and Equity $13,566,336 $13,816,816 (1) Includes redeemable noncontrolling interests of $62.2M and $67.7M as of March 31, 2020 and December 31, 2019, respectively. investors.ironmountain.com 10

Section IV - Balance Sheets, Statements of Operations and Reconciliations Consolidated Statements of Operations Q1 2020 Q1 2019 % Change Revenues: Storage Rental $683,547 $662,974 3.1 % Service 385,184 390,889 (1.5)% Total Revenues $1,068,731 $1,053,863 1.4 % Operating Expenses: Cost of Sales (excluding Depreciation and Amortization) $466,921 $460,646 1.4 % Selling, General and Administrative 238,733 268,711 (11.2)% Depreciation and Amortization 162,584 162,483 0.1 % Significant Acquisition Costs — 2,746 n/a Restructuring Charges 41,046 — n/a Intangible Impairments 23,000 — n/a (Gain) Loss on Disposal/Write-Down of PP&E, Net (1,055) 602 n/a Total Operating Expenses $931,229 $895,188 4.0 % Operating Income (Loss) $137,502 $158,675 (13.3)% Interest Expense, Net 105,649 102,436 3.1 % Foreign Currency Transaction (Gain) / Loss (37,399) 17,697 n/a Other (Income) Expense, Net (5,327) (2,487) n/a Income (Loss) before Provision (Benefit) for Income Taxes $74,579 $41,029 81.8 % Provision (Benefit) for Income Taxes 9,687 10,553 (8.2)% Income (Loss) from Continuing Operations $64,892 $30,476 112.9% (Loss) Income from Discontinued Operations, Net of Tax — (24) n/a Net Income (Loss) $64,892 $30,452 113.1 % Less: Net Income (Loss) Attributable to Noncontrolling Interests 917 891 2.9 % Net Income (Loss) Attributable to Iron Mountain Incorporated $63,975 $29,561 116.4 % Earnings (Losses) per Share - Basic: Income (Loss) from Continuing Operations $0.22 $0.10 120.0 % Total (Loss) Income from Discontinued Operations — — n/a Net Income (Loss) Attributable to Iron Mountain Incorporated $0.22 $0.10 120.0 % Earnings (Losses) per Share - Diluted: Income (Loss) from Continuing Operations $0.22 $0.10 120.0 % Total (Loss) Income from Discontinued Operations — — n/a Net Income (Loss) Attributable to Iron Mountain Incorporated $0.22 $0.10 120.0 % Weighted Average Common Shares Outstanding - Basic 287,840 286,528 0.5 % Weighted Average Common Shares Outstanding - Diluted 288,359 287,492 0.3 % investors.ironmountain.com 11

Section IV - Balance Sheets, Statements of Operations and Reconciliations Reconciliation of Income from Continuing Operations to Adjusted EBITDA Q1 2020 Q1 2019 % Change Income from Continuing Operations $64,892 $30,476 112.9 % Add / (Deduct): Intangible Impairments 23,000 — n/a Provision (Benefit) for Income Taxes 9,687 10,553 (8.2)% Foreign Currency Transaction (Gain) / Loss (37,399) 17,697 n/a Other (Income) Expense, Net (5,327) (2,487) n/a Interest Expense, Net 105,649 102,436 3.1% (Gain) Loss on Disposal/Write-Down of PP&E, Net (1,055) 602 n/a Depreciation and Amortization 162,584 162,483 0.1 % Significant Acquisition Costs — 2,746 n/a Restructuring Charges 41,046 — n/a Adjusted EBITDA $363,077 $324,506 11.9 % Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share Q1 2020 Q1 2019 % Change Reported EPS - Fully Diluted from Continuing Operations $0.22 $0.10 120.0% Add / (Deduct): Intangible Impairments 0.08 — Other (Income) Expense, Net (0.15) 0.05 Significant Acquisition Costs — 0.01 Restructuring Charges 0.14 — Tax Impact of Reconciling Items and Discrete Tax Items (1) (0.02) — Adjusted EPS - Fully Diluted from Continuing Operations $0.27 $0.17 58.8% (1) The difference between our effective tax rates and our structural tax rate (or adjusted effective tax rates) for the quarter ended March 31, 2020 and 2019, is primarily due to (i) the reconciling items above, which impact our reported income (loss) from continuing operations before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. Our structural tax rate for purposes of the calculation of Adjusted EPS was 17.1% for the quarter ended March 31, 2020 and 18.9% for the quarter ended March 31, 2019. The Tax Impact of Reconciling Items and Discrete Tax Items is calculated using the current quarter’s estimate of the annual structural tax rate for the full year. This may result in the current period adjustment plus prior reported quarterly adjustments to not sum to the full year adjustment. investors.ironmountain.com 12

Section IV - Balance Sheets, Statements of Operations and Reconciliations Reconciliation of Net Income to FFO and AFFO Q1 2020 Q1 2019 % Change Net Income $64,892 $30,452 113.1 % Add / (Deduct): Real Estate Depreciation (1) 76,587 73,079 Loss (Gain) on Sale of Real Estate, Net of Tax (492) — Data Center Lease-Based Intangible Asset Amortization (2) 11,353 12,609 FFO (Nareit) $152,340 $116,140 31.2 % Add / (Deduct): (Gain) Loss on Disposal/Write-Down of PP&E, Net (244) 602 Foreign Currency Transaction (Gain) / Loss (37,399) 17,697 Other (Income) Expense, Net (5,327) (2,487) Intangible Impairments 23,000 — Tax Impact of Reconciling Items and Discrete Tax Items (3) (6,812) (709) Loss (Income) from Discontinued Operations, Net of Tax — 24 Real Estate Financing Lease Depreciation 3,163 3,504 Significant Acquisition Costs — 2,746 Restructuring Charges 41,046 — FFO (Normalized) $169,767 $137,517 23.5 % Per Share Amounts (Fully Diluted Shares) FFO (Nareit) $0.53 $0.40 32.5 % FFO (Normalized) $0.59 $0.48 22.9 % Weighted Average Common Shares Outstanding - Basic 287,840 286,528 0.5 % Weighted Average Common Shares Outstanding - Diluted 288,359 287,492 0.3% (1) Includes depreciation expense related to owned real estate assets (land improvements, buildings, building improvements, leasehold of improvements and racking), excluding depreciation related to real estate financing leases. (2) Includes amortization expense for Data Center In-Place Lease Intangible Assets and Data Center Tenant Relationship Intangible Assets. (3) Represents the tax impact of (i) the reconciling items above, which impact our reported income (loss) from continuing operations before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. investors.ironmountain.com 13

Section IV - Balance Sheets, Statements of Operations and Reconciliations Reconciliation of Net Income to FFO and AFFO (Continued) Q1 2020 Q1 2019 % Change FFO (Normalized) $169,767 $137,517 23.5% Add / (Deduct): Non-Real Estate Depreciation 33,949 38,028 Amortization Expense (1) 31,907 31,317 Amortization of Deferred Financing Costs 4,513 4,108 Revenue Reduction Associated with Amortization of Permanent Withdrawal Fees and Above - and Below-Market Leases 2,683 3,645 Non-Cash Rent Expense (Income) 2,545 (617) Stock-based Compensation Expense 5,086 8,519 Reconciliation to Normalized Cash Taxes 2,176 (3,879) Less: Non-Real Estate Growth Investment 8,378 9,406 Real Estate, Data Center and Non-Real Estate Recurring CapEx 13,004 15,833 AFFO $231,244 $193,399 19.6% (1) Includes Customer Relationship Value, intake costs, acquisition of customer relationships, and other intangibles. Excludes amortization of capitalized commissions of $5.6M and $3.9M in Q1 2020 and Q1 2019, respectively. investors.ironmountain.com 14

Section IV - Balance Sheets, Statements of Operations and Reconciliations Reconciliation of Cash Flow from Operations to AFFO Q1 2020 Q1 2019 % Change Cash Flow from Operating Activities-Continuing Operations $125,415 $117,067 7.1 % Adjust for: Tax on Gain from Disposition of Real Estate 319 — n/a Tax Impact of Reconciling Items and Discrete Tax Items Net of Deferred Tax (6,705) (709) n/a Reconciliation to Normalized Cash Taxes 2,176 (3,879) n/a Significant Acquisition Costs — 2,746 n/a Restructuring Charges 41,046 — n/a Working Capital Adjustments (1) 92,772 105,895 (12.4)% Non-Real Estate Growth Investment CapEx (8,378) (9,406) (10.9)% Real Estate, Data Center and Non-Real Estate Recurring CapEx (13,004) (15,833) (17.9)% Amortization of Capitalized Commissions (5,625) (3,946) 42.5 % Other and FX 3,229 1,465 n/a AFFO $231,244 $193,399 19.6% (1) Working capital adjustments in Q1 2020 are driven primarily by changes in accruals for interest payable and accrued expense. investors.ironmountain.com 15

IRON MOUNTAIN
Section V - Storage and Service Reconciliation

Storage and Service Reconciliation

	Q1 2020	Q1 2019	% Change
Total Storage Rental Revenue	**$683,547**	**$662,974**	**3.1 %**
Add: Permanent Withdrawal Fees	5,439	6,492	(16.2)%
Adjusted Storage Rental Revenue	**$688,986**	**$669,466**	**2.9 %**
Total Service Revenue	**$385,184**	**$390,889**	**(1.5)%**
Less: Permanent Withdrawal Fees	5,439	6,492	(16.2)%
Adjusted Service Revenue	**$379,745**	**$384,397**	**(1.2)%**
Storage Cost of Sales (COS)			
Storage COS Excluding Rent	101,639	98,522	3.2 %
Storage Rent	90,751	83,177	9.1 %
Total Storage COS	**$192,390**	**$181,699**	**5.9 %**
Service Cost of Sales (COS)			
Service COS Excluding Rent	271,228	275,794	(1.7)%
Service Rent	3,303	3,154	4.7 %
Total Service COS	**$274,531**	**$278,948**	**(1.6)%**
Total COS	**$466,921**	**$460,646**	**1.4 %**
SG&A Costs			
Storage Overhead	$38,082	$43,148	(11.7)%
Service Overhead	24,840	28,057	(11.5)%
Corporate Overhead	116,351	131,336	(11.4)%
Sales and Marketing	59,459	66,170	(10.1)%
Total SG&A	**$238,733**	**$268,711**	**(11.2)%**
Adjusted EBITDA			
Total Storage Adjusted EBITDA	$458,514	$444,619	3.1 %
Total Service Adjusted EBITDA	80,373	77,392	3.9 %
Less: Corporate Overhead and Sales and Marketing	(175,810)	(197,505)	(11.0)%
Total Adjusted EBITDA	**$363,077**	**$324,506**	**11.9 %**

investors.ironmountain.com
16

IRON MOUNTAIN
Section V - Storage and Service Reconciliation

Storage Net Operating Income (NOI)

	Q1 2020	Q1 2019	% Change
Total Storage Rental Revenue	$683,547	$662,974	3.1 %
Terminations/Permanent Withdrawal Fees	5,439	6,492	(16.2)%
Total Revenue from Adjusted Storage Rental Activities	**$688,986**	**$669,466**	**2.9 %**
Less: Storage Rental Expenses			
Facility Costs	$175,170	$168,557	3.9 %
Storage Rental Labor	5,820	7,208	(19.3)%
Other Storage Rental Expenses	11,400	5,934	92.1 %
Storage Cost of Sales	**$192,390**	**$181,699**	**5.9 %**
Allocated Overhead (1)	38,082	43,148	(11.7)%
Total Storage Rental Expenses	**$230,472**	**$224,847**	**2.5 %**
Storage Gross Profit	**$496,596**	**$487,767**	**1.8 %**
Storage Gross Margin	72.1%	72.9%	-80 bps
Total Storage Adjusted EBITDA	**$458,514**	**$444,619**	**3.1 %**
Total Storage Adjusted EBITDA Margin	66.5%	66.4%	20 bps
Storage Rent	90,751	83,177	9.1 %
Storage Net Operating Income	**$549,265**	**$527,796**	**4.1 %**
Storage Net Operating Income Margin	79.7%	78.8%	90 bps

Service Business Detail

	Q1 2020	Q1 2019	% Change
Total Service Revenue	$385,184	$390,889	(1.5)%
Less: Terminations/Permanent Withdrawal Fees	5,439	6,492	(16.2)%
Adjusted Service Revenue	**$379,745**	**$384,397**	**(1.2)%**
Less: Service Expenses			
Facility Costs	$9,363	$9,920	(5.6)%
Service Labor	198,026	198,083	—
Other Service Expenses	67,142	70,945	(5.4)%
Service Cost of Sales	**$274,531**	**$278,948**	**(1.6)%**
Allocated Overhead (1)	24,841	28,057	(11.5)%
Total Service Expenses	**$299,372**	**$307,005**	**(2.5)%**
Total Service Gross Profit	**$105,214**	**$105,449**	**(0.2)%**
Total Service Gross Margin	27.7%	27.4%	30 bps
Total Service Adjusted EBITDA	**$80,373**	**$77,392**	**3.9 %**
Total Service Adjusted EBITDA Margin	21.2%	20.1%	100 bps
Service Rent	3,303	3,154	4.7 %
Total Service Adjusted EBITDAR	**$83,676**	**$80,546**	**3.9 %**
Total Service Adjusted EBITDAR Margin	22.0%	21.0%	110 bps

(1) Refer to the Appendix for overhead allocations and definitions.

investors.ironmountain.com
17

IRON MOUNTAIN
Section VI - Real Estate Metrics

Global Real Estate Portfolio and Lease Obligations

	Global Real Estate Portfolio (1)					
	Owned Facilities		Leased Facilities (2)		Total	
	Buildings	Sq. Ft.	Buildings	Sq. Ft.	Buildings	Sq. Ft.
Total as of 12/31/2019 (3)	298	28,314	1,150	63,068	1,448	91,381
Additions & Expansions	—	—	79	3,662	79	3,662
Dispositions & Move Outs	—	—	(40)	(1,341)	(40)	(1,341)
Total as of 3/31/2020 (4)	**298**	**28,314**	**1,189**	**65,389**	**1,487**	**93,702**
Total %	***20.0%***	***30.2%***	***80.0%***	***69.8%***		

Top Five Markets Owned, United States (in Sq. Ft.)

Northern New Jersey	2,086
Boston	1,428
Chicago	1,282
Dallas	1,023
Los Angeles	1,012

Top Five Markets Owned, International (in Sq. Ft.)

Paris, France	807
Montreal, Canada	552
London, UK	474
Bueños Aires, Argentina	470
Mexico City, Mexico	452

Facility Lease Expirations (5) (% of total square feet subject to lease)


6.5%
6.6%
7.2%
3.6%
4.9%
5.0%
2.8%
4.0%
3.9%
4.5%
51.0%
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Thereafter

Weighted-Average Remaining Operating Lease Obligation: 10.7 Years

(1) Includes real estate held in consolidated joint ventures.
(2) Out of the 79 leased building additions and expansions, 66 were the result of acquiring leases in business acquisitions and leased buildings related to acquisitions of customer relationships.
(3) Reflects adjustments to previous periods due to refinements to real estate basis.
(4) Includes 9 owned data center facilities and 5 leased data center facilities with 2.3M Sq.Ft. and 0.6M Sq. Ft., respectively.
(5) Includes financing and operating lease obligations.

investors.ironmountain.com
18

IRON MOUNTAIN
Section VII - Data Center Customer and Portfolio Metrics

Data Center Customer Lease Expiration

Year	Number of Leases Expiring	Total MW Expiring	Percentage of Total MW	Annualized GAAP TCV Rent Expiring	Percentage of TCV Annualized Rent
2020	430	21.8	19.6%	$60,017	23.0%
2021	444	21.9	19.7%	61,356	23.5%
2022	244	12.7	11.4%	34,053	13.1%
2023	129	10.9	9.8%	27,160	10.4%
2024	40	6.9	6.2%	17,058	6.5%
2025	28	8.1	7.3%	18,604	7.1%
2026	4	0.4	0.3%	1,555	0.6%
Thereafter	17	28.4	25.7%	40,783	15.7%
Total	**1,336**	**111.1**	**100.0%**	**$260,584**	**100.0%**

WALE:	2.9 years

Data Center Leasing Activity Summary

	Q1 2020			
	Transaction Count	GAAP MRR	kW	$ / kW / Month
New/expansion leases signed	54	$495 (1)	6,394	$113 (1)
Commenced leases	85	271	1,211	224
Renewed leases	74	778	3,327	234
Churn	0.5%			
Cash Mark to Market	(3.6)%			
GAAP Mark to Market	(2.8)%			

Rendering of Frankfurt (FRA-1) Data Center



(1) GAAP MRR includes contractual payments related to reserved dedicated expansion space, which is excluded from the rate.

investors.ironmountain.com
19

IRON MOUNTAIN
Section VII - Data Center Customer and Portfolio Metrics

Data Center Operating Portfolio

	Stabilized		Pre-Stabilized		Total	
	Leaseable MW	Leased % by MW	Leaseable MW	Leased % by MW	Leaseable MW	Leased % by MW
Boyers and Other						
WPA-1 and Other	14.2	88.0 %	—	—	14.2	88.0 %
Phoenix						
AZP-1	41.0	94.2 %	—	—	41.0	94.2 %
AZP-2	4.0	100.0 %	—	—	4.0	100.0 %
AZS-1	5.7	77.2 %	—	—	5.7	77.2 %
Total Phoenix	**50.7**	**92.8 %**	**—**	**—**	**50.7**	**92.8 %**
Denver						
DEN-1	11.3	63.6 %	—	—	11.3	63.6 %
New Jersey						
NJE-1	14.1	100.0 %	—	—	14.1	100.0 %
Northern Virginia						
VA-1	10.5	100.0 %	—	—	10.5	100.0 %
Amsterdam						
AMS-1	12.1	97.7 %	—	—	12.1	97.7 %
London						
LON-1	3.2	100.0 %	1.9	30.5 %	5.1	73.9 %
Singapore						
SIN-1	1.0	100.0 %	1.6	24.4 %	2.6	53.5 %
Total Data Center Properties	**117.1**	**91.7 %**	**3.5**	**27.7 %**	**120.6**	**89.8 %**

investors.ironmountain.com
20

IRON MOUNTAIN
Section VII - Data Center Customer and Portfolio Metrics

Data Center Expansion and Development Activity

Project / Facilities	MW Under Construction	MW Pre-leased	% Pre-Leased	Investment in Q1 2020 ($M)	Cumulative Investment ($M)	Total Expected Investment ($M)	Expected Completion	Expected Stabilization	MW Held for Development
Data Center Expansion									
Amsterdam									
AMS-1 Phase 2a	0.3	0.3	100.0%	$1.2	$1.2	$1.4	Q2 2020	Q2 2020	—
AMS-1 Phase 2b	0.3	—	—	$0.8	$0.8	$2.6	Q3 2020	Q4 2020	—
AMS-1 Phase 3	1.1	—	—	—	$0.9	$11.0	Q3 2020	Q1 2021	4.8
London									
LON-1 Phase 2	2.0	—	—	$0.3	$0.5	$14.1	Q3 2020	Q1 2022	2.0
New Jersey									
NJE-1 Phase 3a	1.0	1.0	100.0%	$0.3	$7.0	$7.7	Q2 2020	Q2 2020	—
NJE-1 Phase 3b	0.2	—	—	$1.2	$1.2	$6.3	Q3 2020	Q4 2020	—
NJE-1 Phase 4	1.0	—	—	—	—	$4.5	Q4 2020	Q2 2021	9.3
Northern Virginia									
VA-1 Phase 4a	0.4	0.4	100.0%	$1.2	$1.2	$1.7	Q2 2020	Q2 2020	—
VA-1 Phase 4b	1.5	1.5	100.0%	$1.2	$1.4	$5.6	Q3 2020	Q3 2020	—
Singapore									
SIN-1 Phase 2	2.0	—	—	$0.1	$0.2	$15.3	Q4 2020	Q2 2022	1.5
Phoenix									
AZP-2 Future Phases	—	—	—	—	—	—			44.0
All Other Facilities									**14.3**
Total Expansion	**9.8**	**3.2**	**32.7%**	**$6.3**	**$14.5**	**$70.2**			**75.9**
New Development									
Amsterdam									
AMS-2	—	—	—	—	—	—			15.4
Chicago									
CHI-2	—	—	—	—	—	—			36.0
Frankfurt									
FRA-1 Phase 1	9.0	—	—	$0.4	$16.5	$133.7	Q2 2021		18.0
London									
LON-2	—	—	—	—	—	—			25.0
Northern Virginia									
VA-2 Phase 1	4.0	0.1	1.3%	$22.8	$77.5	$97.2	Q2 2020	Q4 2020	20.0
VA Future Phases	—	—	—	—	—	—			23.6
Total New Development	**13.0**	**0.1**	**0.4%**	**$23.2**	**$94.0**	**$230.9**			**138.0**
Total Development	**22.8**	**3.3**	**14.3%**	**29.5**	**108.5**	**301.2**			**213.8**

investors.ironmountain.com
21

Section VIII - Capitalization and Debt Maturity Profile Capitalization Senior Credit Facility Total Market Capitalization Capacity $1,975,000 # of Shares Outstanding 287,879 Outstanding $870,603 Share Price as of 3/31/2020 $23.80 Letters of Credit $4,851 Total Market Capitalization $6,851,520 Remaining Capacity $1,099,546 Net Debt(1) $8,764,874 Interest Rate Spread (Prime) 0.75% Total Enterprise Value $15,616,394 Interest Rate Spread (LIBOR) 1.75% Net Debt to Total Enterprise Value 56% Weighted Average Interest Rate 2.7% Maturity Date 6/3/2023 Adjusted EBITDA to Interest Expense 3.4x Lease-Adjusted Leverage Ratio 5.6x Total Enterprise Value to Adjusted EBITDA (2) 10.6x Credit Ratings S&P Moody's Corporate BB- Ba3 Senior Credit Facility BB Ba3 Senior Subordinated B B2 Outlook Stable Stable Date of Last Action 3/26/2019 6/27/2019 Total Debt Weighted Average Rates Weighted Average Interest 4.5% Weighted Average Maturity 5.6 Years USD Denominated 81.1% Debt Maturity Profile ($ in Millions) (3) (1) Net debt is calculated as current portion of long-term debt of $127.6M plus long-term debt net of current portion of $8,708.0M plus deferred financing costs of $82.0M less cash and cash equivalents of $152.7M. (2) Total Enterprise Value to Adjusted EBITDA is calculated on a trailing twelve-month basis (3) Excludes Deferred Financing Costs, Financing Leases, Notes Payable and Other. investors.ironmountain.com 22

IRON MOUNTAIN
Section IX - Capital Expenditures and Acquisitions

Capital Expenditures and Investments

	Q1 2020	Q1 2019	% Change
Capital Expenditures			
Growth Investment:			
Real Estate (1)	$17,431	$14,836	17.5 %
Non-Real Estate	6,739	8,825	(23.6)%
Data Center (2)	36,952	131,078	(71.8)%
Innovation	99	4,781	(97.9)%
	$61,221	**$159,520**	**(61.6)%**
Recurring			
Real Estate	$7,435	$10,699	(30.5)%
Non-Real Estate	4,120	4,496	(8.4)%
Data Center	1,449	662	n/a
	$13,004	**$15,857**	**(18.0)%**
Total Growth Investment and Recurring Capital Expenditures	**$74,225**	**$175,377**	**(57.7)%**
Net Change in Prepaid and Accrued Capital Expenditures and Financing Leases	22,919	9,388	n/a
Total Cash Paid for Growth Investment and Recurring Capital Expenditures	**$97,144**	**$184,765**	**(47.4)%**

Recurring CapEx as a % of Revenue TTM (excl. Data Center)


2.4%
2.6%
2.6%
2.1%
2.3%
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020

Data Center Recurring CapEx as a % of Data Center Revenue TTM


3.8%
2.8%
3.0%
3.3%
4.7%
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020

(1) Includes land, buildings improvements, and racking structures.
(2) Includes Non-Real Estate Growth Investment associated with our Global Data Center Business segment of $1.6M and $0.6M in Q1 2020 and Q1 2019, respectively.

investors.ironmountain.com
23

Section IX - Capital Expenditures and Acquisitions Business Acquisitions Q1 2020 Q1 2019 % Change Business Acquisitions Business Acquisitions $118,496 $21,530 n/a Change in Business Acquisition Accruals and Cash Acquired (427) 17,893 n/a Cash Paid for Acquisitions, Net of Cash Acquired $118,069 $39,423 n/a Customer Acquisitions Q1 2020 Q1 2019 % Change Customer Acquisitions Acquisition of Customer Relationships (1) $1,734 $33,862 (94.9)% Customer Inducements 4,328 2,817 53.6 % Contract Fulfillment Costs (2) 11,142 41,161 (72.9)% Total Acquisition of Customer Relationships, Customer Inducements, and Contract Fulfillment Costs $17,204 $77,840 (77.9)% Change in Customer Acquisition Accruals — (9,928) (100.0)% Total Cash Paid for Acquisition of Customer Relationships, Customer Inducements, and Contract Fulfillment Costs $17,204 $67,912 n/a (1) Acquisition of customer relationships contributed 0.3% to Organic Storage Rental Revenue and 0.3% to Organic Service Revenue in Q1 2020. (2) Includes $30.9M associated with the execution of customer contracts in Q1 2019 following the closing of the IO acquisition. investors.ironmountain.com 24

Section X - Appendix and Definitions Non-GAAP Measures and Definitions Non-GAAP measures are supplemental metrics designed to enhance our disclosures and to provide additional information that we believe to be important for investors to consider when evaluating our financial performance. These non-GAAP measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the United States of America (“GAAP”), such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). Adjusted Earnings Per Share, or Adjusted EPS Adjusted EPS is defined as reported earnings per share fully diluted from continuing operations excluding: (i) (gain) loss on disposal/write-down of property, plant and equipment, net (including real estate); (ii) intangible impairments; (iii) other (income) expense, net (which includes foreign currency transaction (gains) losses, net); (iv) Significant Acquisition Costs; (v) Restructuring Charges; and (vi) the tax impact of reconciling items and discrete tax items. Adjusted EPS includes income (loss) attributable to noncontrolling interests. We do not believe these excluded items to be indicative of our ongoing operating results, and they are not considered when we are forecasting our future results. We believe Adjusted EPS is of value to our current and potential investors when comparing our results from past, present and future periods. Adjusted EBITDA and Adjusted EBITDA Margin Adjusted EBITDA is defined as income (loss) from continuing operations before interest expense, net, provision (benefit) for income taxes, depreciation and amortization, and also excludes certain items that we believe are not indicative of our core operating results, specifically: (i) (gain) loss on disposal/write-down of property, plant and equipment, net (including real estate); (ii) intangible impairments; (iii) other (income) expense, net (which includes foreign currency transaction (gains) losses, net); (iv) Significant Acquisition Costs; and (v) Restructuring Charges. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by total revenues. We use multiples of current or projected Adjusted EBITDA in conjunction with our discounted cash flow models to determine our estimated overall enterprise valuation and to evaluate acquisition targets. We believe Adjusted EBITDA and Adjusted EBITDA Margin provide our current and potential investors with relevant and useful information regarding our ability to generate cash flows to support business investment. These measures are an integral part of the internal reporting system we use to assess and evaluate the operating performance of our business. Adjusted EBITDA excludes both interest expense, net and the provision (benefit) for income taxes. These expenses are associated with our capitalization and tax structures, which we do not consider when evaluating the operating profitability of our core operations. Finally, Adjusted EBITDA does not include depreciation and amortization expenses, in order to eliminate the impact of capital investments, which we evaluate by comparing capital expenditures to incremental revenue generated and as a percentage of total revenues. Adjusted EBITDA and Adjusted EBITDA Margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). Adjusted Funds From Operations, or AFFO AFFO is defined as FFO (Normalized) excluding non-cash rent expense or income plus depreciation on non-real estate assets, amortization expense associated with customer relationship value (CRV), intake costs, acquisitions of customer relationships and other intangibles, and excluding amortization expense associated with capitalized internal commissions, amortization of deferred financing costs, revenue reduction associated with amortization of permanent withdrawal fees and above-and below-market data center leases, stock-based compensation expense and the impact of reconciling to normalized cash taxes, less recurring capital expenditures and non-real estate growth investments (on a cash basis), excluding Significant Acquisition Capital Expenditures. We believe AFFO is a useful measure in determining our ability to generate excess cash that may be used for reinvestment in the business, discretionary deployment in investments such as real estate or acquisition opportunities, returning capital to our stockholders and voluntary prepayments of indebtedness. Additionally AFFO is reconciled to cash flow from operations to adjust for real estate and REIT tax adjustments, Significant Acquisition Costs, Restructuring Charges and other non-cash expenses. AFFO does not include adjustments for Customer Inducements, acquisition of customer relationships and investment in innovation as we consider these expenditures to be growth related. Funds From Operations, or FFO (Nareit), and FFO (Normalized) Funds from operations (“FFO”) is defined by the National Association of Real Estate Investment Trusts ("Nareit") and us as net income (loss) excluding depreciation on real estate assets, gains on sale of real estate, net of tax and amortization of data center leased-based intangibles ("FFO (Nareit)"). FFO (Nareit) does not give effect to real estate depreciation because these amounts are computed, under GAAP, to allocate the cost of a property over its useful life. Because values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, we believe that FFO (Nareit) provides investors with a clearer view of our operating performance. Our most directly comparable GAAP measure to FFO (Nareit) is net income (loss). Although Nareit has published a definition of FFO, modifications to FFO (Nareit) are common among REITs as companies seek to provide financial measures that most meaningfully reflect their particular business. Our definition of FFO (Normalized) excludes certain items included in FFO (Nareit) that we believe are not indicative of our core operating results, specifically: (i) (gain) loss on disposal/write-down of property, plant and equipment, net (excluding real estate), (ii) intangible impairments; (iii) other (income) expense, net (which includes foreign currency transaction (gains) losses, net); (iv) real estate financing lease depreciation; (v) Significant Acquisition Costs; (vi) Restructuring Charges; (vii) the tax impact of reconciling items and discrete tax items; (viii) loss (income) from discontinued operations, net of tax; and (v) loss (gain) on sale of discontinued operations, net of tax. FFO (Normalized) per share FFO (Normalized) divided by weighted average fully-diluted shares outstanding. Service Adjusted EBITDA Service Adjusted EBITDA is calculated by taking service revenues excluding terminations and permanent withdrawals less direct expenses and overhead allocated to the service business. Terminations and permanent withdrawals are excluded from this calculation as they are included in the Storage NOI calculation. Service Adjusted EBITDAR Service Adjusted EBITDA as defined above, excluding rent expense associated with the service business. This is provided to enable valuation of Service Adjusted EBITDA irrespective of whether the company’s properties are leased or owned. investors.ironmountain.com 25

Section X - Appendix and Definitions Storage Adjusted EBITDA Storage Adjusted EBITDA is calculated by taking storage revenues including terminations and permanent withdrawal fees less direct expenses and overhead allocated to the storage business. Constant Currency Adjusts results for normalized FX impacts in prior period. Other Definitions Business Segments Global Record and Information Management ("Global RIM") Business: provides (i) storage of physical records, including media such as microfilm and microfiche, film, X-rays and blueprints, including healthcare information services, vital records services, service and courier operations, and the collection, handling and disposal of sensitive documents for customers in approximately 50 countries ("Records Management"), (ii) storage and rotation of backup computer media as part of corporate disaster recovery plans, including service and courier operations (“Data Protection & Recovery”); server and computer backup services; and related services offerings, (collectively, "Data Management"), (iii) Information Governance and Digital Solutions, which develops, implements and supports comprehensive storage and information management solutions for the complete lifecycle of our customers' information, including the management of physical records, document conversion and digital storage in the United States and Canada, (iv) the shredding of sensitive documents for customers that, in many cases, store their records with us ("Secure Shredding") and the subsequent sale of shredded paper for recycling, and (v) on-demand, valet storage for consumers across 24 markets in North America through the MakeSpace JV. Global Data Center Business: provides enterprise-class data center facilities to protect mission-critical assets and ensure the continued operation of our customers’ IT infrastructure, with secure and reliable data center options. As of December 31, 2019, our Global Data Center Business footprint spanned nine markets in the United States: Denver, Colorado; Kansas City, Missouri; Boston, Massachusetts; Boyers, Pennsylvania; Manassas, Virginia; Edison, New Jersey; Columbus, Ohio; and Phoenix and Scottsdale, Arizona and four international markets: Amsterdam, London, and Singapore, with land held for development in Frankfurt. Corporate and Other Business: consists primarily of Adjacent Businesses and other corporate items. Our Adjacent Businesses is comprised of (i) helping entertainment and media industry clients store, safeguard and deliver physical media of all types, and provides digital content repository systems that house, distribute, and archive key media assets, throughout the United States, Canada, France, China - Hong Kong S.A.R., the Netherlands and the United Kingdom ("Entertainment Services") and (ii) technical expertise in the handling, installation and storing of art in the United States, Canada and Europe ("Fine Arts"). Additionally, our Corporate and Other Business segment includes costs related to executive and staff functions, including finance, human resources and IT, which benefit the enterprise as a whole, and stock-based employee compensation expense associated with all stock options, restricted stock units, performance units and shares of stock issued under our employee stock purchase plan. Additionally, our Corporate and Other Business segment includes our technology escrow services business in the United States. Capital Expenditures and Investments – Our business requires capital expenditures to support our expected storage rental revenue and service revenue growth and ongoing operations, new products and services and increased profitability. The majority of our capital goes to support business line growth and our ongoing operations. Additionally, we invest capital to acquire or construct real estate. We also expend capital to support the development and improvement of products and services and projects designed to increase our profitability. These expenditures are generally relatively small and discretionary in nature. We categorize our capital expenditures as follows: Growth Investment: Real Estate – Expenditures primarily related to investments in land, buildings, building improvements, leasehold improvements and racking structures to grow our revenues or achieve operational efficiencies. Non-Real Estate - Expenditures that support the growth of our business, and/or increase our profitability, such as customer-inventory technology systems, security upgrades or system enhancements. Data Center - Expenditures primarily related to investments in new construction of data center facilities (including the acquisition of land and development of facilities) or capacity expansion in existing buildings. Innovation - Discretionary capital expenditures in significant new products and services in new, existing or AB opportunities. Recurring: Real Estate – Expenditures primarily related to the replacement of components of real estate assets such as buildings, building improvements, leasehold improvements and racking structures. Non-Real Estate – Expenditures primarily related to the replacement of customer-facing assets such as containers and shred bins, warehouse equipment, fixtures, computer hardware, or third-party or internally-developed software assets. Data Center – Expenditures related to the upgrade or re-configuration of existing data center assets. Components of Overhead Allocated Overhead – Includes overhead expenses directly associated with storage and service business operations allocated as follows: Field Operation Costs – Allocated to storage and service operations based on percent of revenue. Bad Debt Expenses – Allocated to storage and service operations based on percent of revenue. Transportation Costs – Allocated fully to service operations. Corporate Overhead – Includes all other overhead expenses associated with business support functions, including: Executive, Legal, Real Estate/Facilities, Accounting, Financial Performance & Analysis, Treasury, Tax, Internal Audit, M&A, Security, Procurement, HR, REIT, Other G&A, Integration Costs, IT, Product Engineering and Product Management. investors.ironmountain.com 26

Section X - Appendix and Definitions Customer Turnover Overhead – Overhead associated with customer acquisition and retention including Sales, Marketing and Account Management expenses. Customer Inducements – Represents Free Move Costs and Permanent Withdrawal Fees. Data Center Business Definitions Leasable MW – Represents the amount of critical power capacity available for customer use, measured in megawatts. Leased % Calculation – Calculated as the megawatts under contract divided by the leasable megawatts. Monthly Recurring Revenue (MRR) - defined as recurring contractual revenue under existing commenced customer leases, including rent, power, and other recurring data center services. Pre-leased - A lease on data center capacity that is signed before construction has completed. Pre-Stabilized - A building recently placed in service which has not yet reached 85% leased or 24 months in service. Rental Churn Rate - represents data center leases which are not renewed or are terminated during the period. Rental churn is calculated based on the MRR terminated in the period, compared with total MRR at the beginning of the period. TCV – “Total Contract Value” represents total revenue contracted for active contracts through the contract term, not including renewals or extensions, but including fixed power charges. Total potential MW - Total amount of existing and planned critical power capacity at full build-out, measured in megawatts. WALE – “Weighted Average Lease Expiry” (in years) is calculated on a revenue basis, using annual GAAP revenue of all in-place contracts, excluding utility reimbursements. Lease-Adjusted Leverage Ratio - The calculation for this ratio is net debt including the capitalized value of lease obligations plus six times rent expenses divided by EBITDA plus rent expenses. Organic Revenue Growth - Our organic revenue growth rate, which is a non-GAAP measure, represents the year-over-year growth rate of our revenues excluding the impact of business acquisitions, divestitures and foreign currency exchange rate fluctuations. Our organic revenue growth rates includes the impact of acquisitions of customer relationships. Records Management Retention Rate – One minus the result of dividing the total number of cubic feet of records removed from inventory due to customer terminations and destructions in a one-year period by the total number of cubic feet of records in storage at the beginning of the period. Restructuring Charges - Operating expenditures associated with Project Summit, our transformation program announced in Q4 2019 which is designed to accelerate execution of Iron Mountain's Strategy. Storage Rev/NOI per Sq.Ft. - Storage revenue (or storage NOI) divided by the quarterly building sq ft average for storage products. Significant Acquisition Capital Expenditures – Represents capitalized expenditures associated with the May 2, 2016 acquisition of Recall Holdings Limited ("Recall") pursuant to the Scheme Implementation Deed, as amended with Recall (the "Recall Transaction") and the acquisition of IO Data Centers, LLC. Significant Acquisition Costs – Represents operating expenditures associated with (1) our acquisition of Recall including: (i) advisory and professional fees to complete the Recall Transaction; (ii) costs associated with the divestments required in connection with receipt of regulatory approvals in connection with the Recall Transaction (including transitional services); and (iii) costs to integrate Recall with our existing operations, including moving, severance, facility upgrade, REIT integration and system upgrade costs, as well as certain costs associated with our shared service center initiative for our finance, human resources and information technology functions; and (2) the advisory and professional fees to complete the acquisition of IO Data Centers, LLC. Service Profit and Margin – The Gross Profit and Margin attributable to the worldwide service business. Calculated as follows: Services Adjusted EBITDA + Allocated Overhead Expenses + Termination and Permanent Withdrawal Fees = Service Profit ($) / Total Service Revenues (including Termination and Permanent Withdrawal Fees) = Service Margin (%) Storage Net Operating Income, or Storage NOI Storage NOI is defined as revenue from rental activities (storage rental revenue, termination fees and permanent withdrawal fees) less storage rental costs. Storage rental costs include facility costs (excluding rent), storage rental labor, other storage costs and allocated overhead. Storage NOI is commonly used in the REIT industry and enables investors to understand and value the income generated from the company’s real estate. Storage Profit and Margin – The Gross Profit and Margin attributable to the worldwide storage business. Calculated as follows: Storage Net Operating Income + Allocated Overhead Expenses - Storage Rent - Termination and Permanent Withdrawal Fees = Storage Profit ($) / Total Storage Revenues (excluding Termination and Permanent Withdrawal Fees) = Storage Margin (%) investors.ironmountain.com 27

Section X - Appendix and Definitions Tax Rates Effective Tax Rate – GAAP tax rate for the period calculated as tax expense or benefit for the quarter (total of current and deferred tax provisions), including discrete items, and divided by profit before tax for the period. Structural Tax Rate – Estimated tax rate for the full fiscal year based on forecasted ordinary income and forecasted tax expense/ benefit excluding any significant unusual or infrequently occurring items (i.e., discrete items) and items recognized net of tax on the financials (i.e., discontinued operations). Total Physical Storage Volume - Comprised of Iron Mountain’s comprehensive portfolio of physical storage, including Records Management hardcopy records, data protection tapes, Consumer and Other, and Adjacent Businesses (Fine Art and Entertainment Services), measured on an absolute basis in cubic feet. investors.ironmountain.com 28